Exhibit 99.1

Investors May Contact:

Ryan Marsh

Treasurer

(770) 418-8211

investor@asburyauto.com

Reporters May Contact:

Anuj Baveja

RF|Binder Partners

(212) 994-7552

anuj.baveja@RFBinder.com

Asbury Automotive Group Reports Second Quarter Earnings

of $0.18 Per Diluted Share from Continuing Operations

Duluth, GA, July 30, 2009 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the second quarter and six months ended June 30, 2009.

Income from continuing operations for the second quarter was $6.0 million, or $0.18 per diluted share, compared to $10.9 million, or $0.34 per diluted share, in the corresponding period last year. Results for both periods included non-core items that reduced earnings by $0.04 per diluted share, as disclosed in the attached tables. Net income for the second quarter of 2009 totaled $5.5 million, or $0.17 per diluted share, compared with $10.4 million, or $0.32 per diluted share, a year ago.

For the first six months of 2009, income from continuing operations was $7.8 million, or $0.24 per diluted share, compared with $21.4 million, or $0.66 per diluted share, in the corresponding period last year. Non-core items, as disclosed in the attached tables, reduced earnings by $0.04 per diluted share in the first half of 2009, and by $0.05 per diluted share in the six-month period a year ago.

“We are pleased to report further sequential improvement in our operating results for the second quarter, building on the momentum established in the first quarter,” said Charles R. Oglesby, Asbury’s President and CEO. “U.S. new vehicle sales have essentially stabilized, but at a historically low level. Against this backdrop, we continued to focus on executing our organizational restructuring and store-level productivity initiatives, and, on a rolling twelve month basis, reduced same store SG&A expense by more than $100 million compared to the prior rolling twelve month period. Also, we have aligned our inventory levels with the current sales environment. As of June 30, our new light vehicle inventory was at 69 days’ sales and our used vehicle inventory was at 38 days’ sales.”

Last Friday, Asbury disclosed that we successfully renegotiated the covenants in our principal credit facilities. Total leverage ratio covenants have been permanently removed and fixed charge ratio covenants have been eased for a period of time. In return, Asbury has agreed to additional restrictions on new indebtedness and to a reduction in the amount of its revolving credit facility from $175 million to $150 million.

Craig T. Monaghan, Asbury’s Senior Vice President and Chief Financial Officer, said, “Our disciplined working capital management and ongoing restructuring program continue to strengthen Asbury’s liquidity position. At the end of the quarter, we had $42 million in cash on hand. As a result of our recent amendments, we have $170 million in available borrowing capacity under our credit facilities today.

Mr. Monaghan commented, “The continued responsiveness and support of our financial partners speak volumes about the strength of these critical relationships. The covenant changes we have negotiated significantly enhance our financial flexibility during this challenging sales environment.”

Mr. Oglesby concluded, “Overall, Asbury continues to make excellent progress towards its longer-term goal of creating the optimal operating structure for our company. With a more streamlined, efficient organization, we will be able to leverage the inherent strengths of our dealership portfolio more effectively as vehicle sales recover.”

Asbury will host a conference call to discuss its second quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (877) 874-1586 (domestic), or (719) 325-4758 (international); passcode - 3624773. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 84 retail auto stores, encompassing 110 franchises for the sale and servicing of 37 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, market conditions and projections regarding Asbury’s financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and store-level and IT productivity initiatives, ability to structure the business to be profitable in the current challenging economic environment, ability to maintain compliance with the covenants in its debt and lease agreements and future business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury’s relationships with, and financial stability of, vehicle manufacturers and other suppliers, risks associated with Asbury’s indebtedness (including available borrowing capacity and compliance with its financial covenants), Asbury’s relationship with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and Asbury’s ability to execute its restructuring programs and IT initiatives and other operational strategies, Asbury’s ability to leverage gains from its dealership portfolio, and Asbury’s ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury’s plans for future operations will be successfully implemented or that they will prove to be commercially successful. These and other risk factors are discussed in Asbury’s annual report on Form 10-K and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2009	2008	2009	2008

REVENUES:
New vehicle	$517.7	$743.7	$958.3	$1,438.4
Used vehicle	242.4	289.2	451.3	587.7
Parts and service	159.7	169.2	321.7	336.6
Finance and insurance, net	22.6	36.8	43.3	73.0

Total revenues	942.4	1,238.9	1,774.6	2,435.7

COST OF SALES:
New vehicle	483.3	693.3	896.5	1,341.6
Used vehicle	222.4	263.9	411.7	535.7
Parts and service	80.8	82.8	163.7	165.8

Total cost of sales	786.5	1,040.0	1,471.9	2,043.1

GROSS PROFIT	155.9	198.9	302.7	392.6

OPERATING EXPENSES:
Selling, general and administrative	126.7	156.2	249.7	311.1
Depreciation and amortization	5.9	5.4	12.0	10.5
Other operating (income) expense, net	(0.4)	2.0	(0.8)	1.7

Income from operations	23.7	35.3	41.8	69.3

OTHER INCOME (EXPENSE):
Floor plan interest expense	(4.7)	(7.5)	(9.6)	(15.8)
Other interest expense	(9.0)	(9.3)	(19.0)	(18.3)
Convertible debt discount amortization	(0.5)	(0.8)	(0.9)	(1.6)
Interest income	0.1	0.3	0.1	1.3

Total other expense, net	(14.1)	(17.3)	(29.4)	(34.4)

Income before income taxes	9.6	18.0	12.4	34.9

INCOME TAX EXPENSE	3.6	7.1	4.6	13.5

INCOME FROM CONTINUING OPERATIONS	6.0	10.9	7.8	21.4

DISCONTINUED OPERATIONS, net of tax	(0.5)	(0.5)	(2.0)	(0.9)

NET INCOME	$5.5	$10.4	$5.8	$20.5

EARNINGS (LOSS) PER COMMON SHARE:
BASIC -
Continuing operations	$0.19	$0.34	$0.24	$0.68
Discontinued operations	(0.02)	(0.01)	(0.06)	(0.03)

Net income	$0.17	$0.33	$0.18	$0.65

DILUTED -
Continuing operations	$0.18	$0.34	$0.24	$0.66
Discontinued operations	(0.01)	(0.02)	(0.06)	(0.02)

Net income	$0.17	$0.32	$0.18	$0.64

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	32.2	31.7	32.1	31.6

Diluted	33.2	32.2	33.0	32.2

ASBURY AUTOMOTIVE GROUP, INC.

SELECTED DATA

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$483.1	$696.1	$(213.0)	(31)%
New heavy trucks	34.6	47.6	(13.0)	(27)%

Total new vehicle	517.7	743.7	(226.0)	(30)%
Used retail	194.9	224.0	(29.1)	(13)%
Used wholesale	47.5	65.2	(17.7)	(27)%

Total used vehicle	242.4	289.2	(46.8)	(16)%
Parts and service	159.7	169.2	(9.5)	(6)%
Finance and insurance, net	22.6	36.8	(14.2)	(39)%

Total revenue	$942.4	$1,238.9	$(296.5)	(24)%

GROSS PROFIT
New light vehicles	$33.0	$48.4	$(15.4)	(32)%
New heavy trucks	1.4	2.0	(0.6)	(30)%

Total new	34.4	50.4	(16.0)	(32)%
Used retail	20.6	25.7	(5.1)	(20)%
Used wholesale	(0.6)	(0.4)	(0.2)	(50)%

Total used vehicle	20.0	25.3	(5.3)	(21)%
Parts and service	78.9	86.4	(7.5)	(9)%
Finance and insurance, net	22.6	36.8	(14.2)	(39)%

Total gross profit	$155.9	$198.9	$(43.0)	(22)%

VEHICLES SOLD:
New light retail vehicles	15,770	23,371	(7,601)	(33)%
New fleet vehicles	741	688	53	8%

Total light vehicles	16,511	24,059	(7,548)	(31)%
New heavy trucks	508	698	(190)	(27)%

Total new vehicle	17,019	24,757	(7,738)	(31)%

Used retail units	10,655	12,666	(2,011)	(16)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$29,259	$28,933	$326	1%
New heavy trucks	68,110	68,195	(85)	—%
Used retail	18,292	17,685	607	3%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,999	$2,012	$(13)	(1)%
New heavy trucks	2,756	2,865	(109)	(4)%
Used retail	1,933	2,029	(96)	(5)%
Finance and insurance, net	817	983	(166)	(17)%

GROSS PROFIT MARGIN:
New light vehicles	6.8%	7.0%	(0.2)%	(3)%
New heavy trucks	4.0%	4.2%	(0.2)%	(5)%
Used retail	10.6%	11.5%	(0.9)%	(8)%
Parts and service	49.4%	51.1%	(1.7)%	(3)%

Total	16.5%	16.1%	0.4%	2%

	As Reported for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008

REVENUE MIX PERCENTAGES:
New light vehicles	51.3%	56.2%
New heavy trucks	3.7%	3.8%
Used retail	20.7%	18.0%
Used wholesale	5.0%	5.3%
Parts and service	16.9%	13.7%
Finance and insurance, net	2.4%	3.0%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	21.2%	24.3%
New heavy trucks	0.9%	1.0%
Used retail	13.2%	13.0%
Used wholesale	(0.4)%	(0.2)%
Parts and service	50.6%	43.4%
Finance and insurance, net	14.5%	18.5%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	81.3%	78.5%	2.8	4%

	Same Store for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$482.9	$696.1	$(213.2)	(31)%
New heavy trucks	34.6	47.6	(13.0)	(27)%

Total new vehicle	517.5	743.7	(226.2)	(30)%
Used retail	194.6	224.0	(29.4)	(13)%
Used wholesale	47.5	65.2	(17.7)	(27)%

Total used vehicle	242.1	289.2	(47.1)	(16)%
Parts and service	159.7	169.2	(9.5)	(6)%
Finance and insurance, net	22.6	36.8	(14.2)	(39)%

Total revenue	$941.9	$1,238.9	$(297.0)	(24)%

GROSS PROFIT
New light vehicles	$33.0	$48.4	$(15.4)	(32)%
New heavy trucks	1.4	2.0	(0.6)	(30)%

Total new	34.4	50.4	(16.0)	(32)%
Used retail	20.3	25.7	(5.4)	(21)%
Used wholesale	(0.4)	(0.4)	—	—

Total used vehicle	19.9	25.3	(5.4)	(21)%
Parts and service	78.9	86.4	(7.5)	(9)%
Finance and insurance, net	22.6	36.8	(14.2)	(39)%

Total gross profit	$155.8	$198.9	$(43.1)	(22)%

VEHICLES SOLD:
New light retail vehicles	15,759	23,371	(7,612)	(33)%
New fleet vehicles	741	688	53	8%

Total light vehicles	16,500	24,059	(7,559)	(31)%
New heavy trucks	508	698	(190)	(27)%

Total new vehicle	17,008	24,757	(7,749)	(31)%

Used retail units	10,649	12,666	(2,017)	(16)%

	Same Store for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE PER VEHICLE SOLD:
New light vehicles	$29,267	$28,933	$334	1%
New heavy trucks	68,110	68,195	(85)	0%
Used retail	18,274	17,685	589	3%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,000	$2,012	$(12)	(1)%
New heavy trucks	2,756	2,865	(109)	(4)%
Used retail	1,906	2,029	(123)	(6)%
Finance and insurance, net	817	983	(166)	(17)%

GROSS PROFIT MARGIN:
New light vehicles	6.8%	7.0%	(0.2)%	(3)%
New heavy trucks	4.0%	4.2%	(0.2)%	(5)%
Used retail	10.4%	11.5%	(1.1)%	(10)%
Parts and service	49.4%	51.1%	(1.7)%	(3)%

Total	16.5%	16.1%	0.4%	2%

REVENUE MIX PERCENTAGES:
New light vehicles	51.3%	56.2%
New heavy trucks	3.7%	3.8%
Used retail	20.7%	18.0%
Used wholesale	5.0%	5.3%
Parts and service	16.9%	13.7%
Finance and insurance, net	2.4%	3.0%

Total revenue	100.0%	100.0%

Gross profit mix percentages:
New light vehicles	21.2%	24.3%
New heavy trucks	0.9%	1.0%
Used retail	13.2%	13.0%
Used wholesale	(0.4)%	(0.2)%
Parts and service	50.6%	43.4%
Finance and insurance, net	14.5%	18.5%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	81.3%	78.5%	2.8	4%

ASBURY AUTOMOTIVE GROUP, INC.

SELECTED DATA

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$887.2	$1,354.2	$(467.0)	(34)%
New heavy trucks	71.1	84.2	(13.1)	(16)%

Total new vehicle	958.3	1,438.4	(480.1)	(33)%
Used retail	366.1	453.4	(87.3)	(19)%
Used wholesale	85.2	134.3	(49.1)	(37)%

Total used vehicle	451.3	587.7	(136.4)	(23)%
Parts and service	321.7	336.6	(14.9)	(4)%
Finance and insurance, net	43.3	73.0	(29.7)	(41)%

Total revenue	$1,774.6	$2,435.7	$(661.1)	(27)%

GROSS PROFIT
New light vehicles	$58.8	$93.1	$(34.3)	(37)%
New heavy trucks	3.0	3.7	(0.7)	(19)%

Total new	61.8	96.8	(35.0)	(36)%
Used retail	39.9	52.7	(12.8)	(24)%
Used wholesale	(0.3)	(0.7)	0.4	57%

Total used vehicle	39.6	52.0	(12.4)	(24)%
Parts and service	158.0	170.8	(12.8)	(7)%
Finance and insurance, net	43.3	73.0	(29.7)	(41)%

Total gross profit	$302.7	$392.6	$(89.9)	(23)%

VEHICLES SOLD:
New light retail vehicles	28,927	44,310	(15,383)	(35)%
New fleet vehicles	1,200	2,018	(818)	(41)%

Total light vehicles	30,127	46,328	(16,201)	(35)%
New heavy trucks	1,092	1,305	(213)	(16)%

Total new vehicle	31,219	47,633	(16,414)	(34)%

Used retail units	20,343	25,344	(5,001)	(20)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$29,449	$29,231	$218	1%
New heavy trucks	65,110	64,521	589	1%
Used retail	17,996	17,890	106	1%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,952	$2,010	$(58)	(3)%
New heavy trucks	2,747	2,835	(88)	(3)%
Used retail	1,961	2,079	(118)	(6)%
Finance and insurance, net	840	1,000	(160)	(16)%

GROSS PROFIT MARGIN:
New light vehicles	6.6%	6.9%	(0.3)%	(4)%
New heavy trucks	4.2%	4.4%	(0.2)%	(5)%
Used retail	10.9%	11.6%	(0.7)%	(6)%
Parts and service	49.1%	50.7%	(1.6)%	(3)%

Total	17.1%	16.1%	1%	6%

	As Reported for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008

REVENUE MIX PERCENTAGES:
New light vehicles	50.0%	55.6%
New heavy trucks	4.0%	3.5%
Used retail	20.7%	18.6%
Used wholesale	4.8%	5.5%
Parts and service	18.1%	13.8%
Finance and insurance, net	2.4%	3.0%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	19.4%	23.7%
New heavy trucks	1.0%	0.9%
Used retail	13.2%	13.5%
Used wholesale	(0.1)%	(0.2)%
Parts and service	52.2%	43.5%
Finance and insurance, net	14.3%	18.6%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	82.5%	79.2%	3.3	4%

	Same Store for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$881.2	$1,354.2	$(473.0)	(35)%
New heavy trucks	71.1	84.2	(13.1)	(16)%

Total new vehicle	952.3	1,438.4	(486.1)	(34)%
Used retail	364.1	453.4	(89.3)	(20)%
Used wholesale	84.5	134.3	(49.8)	(37)%

Total used vehicle	448.6	587.7	(139.1)	(24)%
Parts and service	319.4	336.6	(17.2)	(5)%
Finance and insurance, net	43.0	73.0	(30.0)	(41)%

Total revenue	$1,763.3	$2,435.7	$(672.4)	(28)%

GROSS PROFIT
New light vehicles	$58.4	$93.1	$(34.7)	(37)%
New heavy trucks	3.0	3.7	(0.7)	(19)%

Total new	61.4	96.8	(35.4)	(37)%
Used retail	39.7	52.7	(13.0)	(25)%
Used wholesale	(0.3)	(0.7)	0.4	57%

Total used vehicle	39.4	52.0	(12.6)	(24)%
Parts and service	156.9	170.8	(13.9)	(8)%
Finance and insurance, net	43.0	73.0	(30.0)	(41)%

Total gross profit	$300.7	$392.6	$(91.9)	(23)%

VEHICLES SOLD:
New light retail vehicles	28,676	44,310	(15,634)	(35)%
New fleet vehicles	1,200	2,018	(818)	(41)%

Total light vehicles	29,876	46,328	(16,452)	(36)%
New heavy trucks	1,092	1,305	(213)	(16)%

Total new vehicle	30,968	47,633	(16,665)	(35)%

Used retail units	20,210	25,344	(5,134)	(20)%

	Same Store for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE PER VEHICLE SOLD:
New light vehicles	$29,495	$29,231	$264	1%
New heavy trucks	65,100	64,521	579	1%
Used retail	18,016	17,890	126	1%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,955	$2,010	$(55)	(3)%
New heavy trucks	2,747	2,835	(88)	(3)%
Used retail	1,964	2,079	(115)	(6)%
Finance and insurance, net	840	1,000	(160)	(16)%

GROSS PROFIT MARGIN:
New light vehicles	6.6%	6.9%	(0.3)%	(4)%
New heavy trucks	4.2%	4.4%	(0.2)%	(5)%
Used retail	10.9%	11.6%	(0.7)%	(6)%
Parts and service	49.1%	50.7%	(1.6)%	(3)%

Total	17.1%	16.1%	1.0%	6%

REVENUE MIX PERCENTAGES:
New light vehicles	50.0%	55.6%
New heavy trucks	4.0%	3.5%
Used retail	20.7%	18.6%
Used wholesale	4.8%	5.5%
Parts and service	18.1%	13.8%
Finance and insurance, net	2.4%	3.0%

Total revenue	100.0%	100.0%

Gross profit mix percentages:
New light vehicles	19.4%	23.7%
New heavy trucks	1.0%	0.9%
Used retail	13.2%	13.5%
Used wholesale	(0.1)%	(0.2)%
Parts and service	52.2%	43.5%
Finance and insurance, net	14.3%	18.6%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	82.6%	79.2%	3.4	4%

ASBURY AUTOMOTIVE GROUP, INC.

Selected Balance Sheet Data

(In millions)

(Unaudited)

	June 30, 2009	December 31, 2008	Increase (Decrease)	% Change

Selected Balance Sheet Data
Cash and cash equivalents	$41.9	$91.6	$(49.7)	(54.3)%
New vehicle inventory	414.6	562.2	(147.6)	(26.3)%
Used vehicle inventory	71.0	59.9	11.1	18.5%
Parts inventory	43.7	44.5	(0.8)	(1.8)%
Total current assets	821.3	1,019.7	(198.4)	(19.5)%
Floor plan notes payable	456.1	612.8	(156.7)	(25.6)%
Total current liabilities	626.5	854.5	(228.0)	(26.7)%

CAPITALIZATION:
Long-term debt (including current portion)	$547.5	$599.7	$(52.2)	(8.7)%
Shareholders’ equity	233.3	226.6	6.7	3.0%

Total	$780.8	$826.3	$(45.5)	(5.5)%

Brand Mix - New Light Vehicle by Revenue

	For the Six Months Ended June 30,
	2009	2008

Luxury
BMW	10%	9%
Mercedes-Benz	6%	6%
Lexus	5%	6%
Acura	4%	5%
Infiniti	4%	4%
Other luxury	5%	5%

Total luxury	34%	35%

Mid-Line Imports:
Honda	27%	28%
Toyota	10%	10%
Nissan	12%	12%
Other imports	4%	3%

Total imports	53%	53%

Mid-Line Domestic:
Ford	7%	5%
General motors	2%	3%
Chrysler	3%	3%

Total domestic	12%	11%

Value	1%	1%

Total Light Vehicles	100%	100%

Asbury Automotive Group, Inc.

Supplemental Disclosures Regarding Non-GAAP Financial Information

(Dollars in millions, except per share data)

(Unaudited)

Our operations during the first six months of 2009 and 2008 were impacted by certain items that are not core dealership operating items, which we believe are important to highlight when reviewing our results and should not be considered when forecasting our future results.

The non-core items shown in the table below include (i) restructuring costs consisting primarily of severance and retention expenses related to the relocation of our corporate headquarters and the elimination of our regional management structure, (ii) executive separation benefits in 2008 related to the departure of our former chief financial officer, (iii) implementation costs associated with transitioning our dealerships to DealerTrack’s Arkona dealer management system and (iv) a legal settlements benefit in 2009 related to legal claims arising in, and before, the year 2003.

	For the Three Months Ended June 30,
	2009	2008
Non-core items – (income) expense
Restructuring costs	$1.7	$0.3
Executive separation benefits expense	—	1.7
Dealer management system implementation costs	0.1	0.3
Tax benefit of non-core items above	(0.6)	(0.9)

Total	$1.2	$1.4

Non-core items per dilutive share	$0.04	$0.04

Weighted average common shares outstanding (diluted)	33.2	32.2

	As Reported for the Six Months Ended June 30,
	2009	2008
Non-core items – (income) expense
Restructuring costs	$3.0	$0.3
Executive separation benefits expense	—	1.7
Dealer management system implementation costs	0.3	0.6
Legal settlements benefit	(1.5)	—
Tax benefit of non-core items above	(0.6)	(1.0)

Total	$1.2	$1.6

Non-core items per dilutive share	$0.04	$0.05

Weighted average common shares outstanding (diluted)	33.2	32.2

Asbury Automotive Group, Inc.

Summary of Debt Covenants

As of and for the Period Ended June 30, 2009

(Dollars in millions, except per vehicle data)

(Unaudited)

		Wachovia Mortgages	Credit Facilities
Senior Leverage Ratio must be < 3.00
SECURED DEBT (numerator)
+	Mortgage notes payable (including mortgages associated with assets held for sale)		$182.1
+	Borrowings under Revolving Credit Facility		—
+	Capital lease obligations		0.2
+	Interest rate SWAP obligations		—
+	Other indebtedness		0.1

=	TOTAL SECURED DEBT (ex floorplan)		$182.4

EBITDA (denominator)
+	Income from continuing operations - trailing 12 months (“T12”)		$(342.3)
+	Add back Total interest expense (ex floorplan interest) - T12		43.0
+	Add back Income tax expense - T12		(146.0)
+	Add back Depreciation & amortization - T12		24.3
+	Add back Accounting changes from gain on debt repurchase		6.3
+	Add back Other non-cash charges - T12		540.1

=	CONSOLIDATED EBITDA		125.4
+	Add back Pro forma acquisitions EBITDA (as defined)		—
+	Add back Pro forma rent savings (as defined)		—

=	CONSOLIDATED PROFORMA EBITDA		$125.4

SENIOR LEVERAGE RATIO			1.45

Total Leverage Ratio must be < 5.00
TOTAL DEBT (numerator)
+	8.0% Sr. Subordinated Notes (face value outstanding)	$179.4	$179.4
+	7.625% Sr. Subordinated Notes	143.2	143.2
+	3.0% Convertible Notes	62.0	62.0
+	Mortgage notes payable (including mortgages associated with assets held for sale)	182.1	182.1
+	Borrowings under Revolving Credit Facility	—	—
+	Direct reimbursement obligations under letters of credit	11.4	—
+	Capital lease obligations	0.2	0.2
+	Interest rate SWAP obligations	8.4	—
+	Other indebtedness (as defined)	1.8	0.1

=	TOTAL DEBT (ex Floorplan)	$588.5	$567.0

EBITDA (denominator)
+	Income from continuing operations - trailing 12 months (“T12”)	$(342.3)	$(342.3)
+	Add back Total interest expense (ex floorplan) - T12	43.0	43.0
+	Add back Income tax expense - T12	(146.0)	(146.0)
+	Add back Depreciation & amortization - T12	24.3	24.3
+	Add back Accounting changes from gain on debt repurchase	6.3	6.3
+	Add back Other non-cash charges - T12	546.4	540.1
+	Add back Non-recurring items - T12	11.0	—

=	CONSOLIDATED EBITDA	142.7	125.4
+	Add back Pro forma acquisitions EBITDA (as defined)	—	—
+	Add back Pro forma rent savings (as defined)	—	—

=	CONSOLIDATED PROFORMA EBITDA	$142.7	$125.4

TOTAL LEVERAGE RATIO		4.12	4.52

Fixed Charge Coverage Ratio must be > 1.2

EBITDAR (numerator)
+	Income from continuing operations - trailing 12 months (“T12”)	$(342.3)	$(342.3)
+	Add back Total interest expense (ex floorplan) - T12	43.0	43.0
+	Add back Income tax expense - T12	(146.0)	(146.0)
+	Add back Depreciation & amortization - T12	24.3	24.3
+	Add back Accounting changes from gain on debt repurchase	6.3	6.3
+	Add back Other non-cash charges - T12 (as defined)	546.4	540.1
+	Add back Non-recurring items - T12 (as defined)	11.0	—

=	CONSOLIDATED EBITDA	142.7	125.4
+	PLUS Required principal payments - T12	41.3	41.3
-	LESS Capital expenditures (as defined)	(16.8)	(12.5)

=	TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES	$167.2	$154.2

FIXED CHARGES (denominator)
+	Total interest expense (ex Floorplan Interest) - T12	$43.0	$43.0
-	LESS rest associated with convertible notes - T12	(2.4)	(2.4)
+	PLUS Required principal payments - T12	8.8	8.8
+	PLUS Rental expense - T12	41.3	41.3
-	LESS Pro forma rent savings (as defined)	—	—
+	PLUS Cash paid for taxes - T12	3.7	3.7

=	TOTAL FIXED CHARGES	$94.4	$94.4

FIXED CHARGE COVERAGE RATIO		1.77	1.63

Current Ratio must be > 1.2
Total current assets (numerator)
+	Total current assets	$821.3	$821.3
+	PLUS Available unused commitments under Revolving Credit Facility	125.0	135.9

=	TOTAL CURRENT ASSETS	$946.3	$957.2

Total current liabilities (denominator)
+	Total current liabilities	$626.5	$626.5
-	LESS Debt balloon payments due within 6-12 months	—	—

=	TOTAL CURRENT LIABILITIES	$626.5	$626.5

CURRENT RATIO		1.51	1.53

Adjusted Net Worth must be > $350 million
	Stockholders’ equity	$233.3
-	LESS 50% of net income subsequent to June 30, 2008 (to the extent net income is positive)	—
-	LESS Proceeds from stock option exercises subsequent to June 30, 2008	(0.1)
+	ADD Impairment expenses, net of tax	383.0

=	ADJUSTED NET WORTH	$616.2